From: Matt Reiner - Adirondack Funds
Sent: Thursday, May 29, 2025 1:23 PM
To: Matt Reiner - Adirondack Funds <mreiner@adirondackfunds.com>
Subject: Adirondack Small Cap Fund (ADKSX) Quarterly Update and Commentary

Good afternoon,

The performance results and annual commentary for The Adirondack Small Cap Fund (ADKSX) as of March 31, 2025 are now available on our website or, more directly, through the links below.

Click here for Q1 Fact Sheet

Click here for Annual Commentary

Click here for Daily Morningstar Report

We are pleased to announce the Fund received Morningstar's Bronze Medalist rating on March 31, 2025. The Morningstar Medalist Rating for funds is the summary expression of their forward-looking analysis of investment strategies. The Morningstar Medalist Rating for funds is expressed on a five-tier scale running from Gold to Negative. The top three ratings of Gold, Silver, and Bronze all indicate that their analysts expect the rated investment vehicle to produce positive alpha (returns in excess of benchmark) relative to its Morningstar Category index or category median over the long term. For more information regarding Morningstar Medalist Ratings search for that term in your favorite web browser.
Note that our website now has the four most recent quarterly Fact Sheets and Annual and Semi-Annual Commentaries for your reviewing convenience.

As always, please feel free to reach out with any comments or questions. We appreciate your continued interest in the Fund.

Best,

Matt & Greg

If you would like to be removed from our distribution list please contact us at info@adirondackfunds.com.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 888-686-2729, or visiting www.adirondackfunds.com.

Per the prospectus, the Fund's gross annual operating expense ratio is 1.59% (net 1.48% with fee waiver/expense reimbursement arrangement). The Advisor has contractually agreed to waive fees or reimburse the Fund to the extent necessary to maintain the Fund's total annual operating expenses at 1.48% until August 1, 2025, subject to termination by the Fund on 60 days' written notice.

Important Risk Information
The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. Additionally, value investing is subject to the risk that a company's intrinsic value may never be fully realized by the market.

The Fund's investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company, and it may be obtained by calling 1-888-686-2729, or visiting www.adirondackfunds.com. Read it carefully before investing.

Adirondack Small Cap Fund (ADKSX)

Data as of March 31, 2025

Key Fund Facts	
Ticker	ADKSX
Inception Date	April 6, 2005
Fund Assets	$38.7M
Number of Holdings	53
Cusip	00688P103
NAV	$29.74
Investment Style	Small Value

Expenses	
Gross Expense Ratio	1.59%
Net Expense Ratio* (Includes waivers/recapture)	1.48%
12b-1 Distribution Fees	None
Sales Load	None
Redemption Fees	None

* The Advisor has contractually agreed to waive fees or reimburse the Fund to the extent necessary to maintain the Fund's total annual operating expenses at 1.48% until August 1, 2025, subject to termination by the Fund on 60 days' written notice.

Investment Minimums	
Regular Account	$3,000
Automatic Investment	$50
IRA Account	$1,000

Fund Managers	Start Date
Matthew P. Reiner	04/06/2005
Gregory Roeder	04/06/2005

Top Ten Holdings	(% of net assets)
Virtu Financial, Inc	4.03%
SiriusPoint Ltd.	3.58%
EZCORP, INC	3.44%
Genworth Financial, Inc.	3.36%
Antero Resources Corp	3.31%
Orthofix Medical, Inc.	3.27%
Dole PLC	3.17%
Perrigo Co Ltd.	3.08%
LSI Industries, Inc.	3.06%
Healthcare Realty Trust Inc	2.88%
Total % of Portfolio	33.18%

Investment Philosophy

At the Adirondack Small Cap Fund (ADKSX), we incorporate independent thinking, patience, and strict value criteria to choose companies as investments in the Fund.

As contrarians, we believe that the best opportunities are found in smaller companies that have fallen out of favor with investors. We look for companies that have good balance sheets, solid cash flows and highly motivated management teams with clear and measurable plans to return the business back to optimal operating performance.

We use a 'middle-down' research approach which identifies attractive industries for investment, eventually paring down to the few companies in those industries that make attractive additions to the Fund.

By assembling a diverse portfolio* of these opportunities, we seek to offer our shareholders compelling risk-adjusted returns over the long run.

**Diversification does not assure a profit or guarantee against loss.*

Performance Summary (as of March 31, 2025)

	YTD Return	One Year Return Annualized	3 Year Return Annualized	5 Year Return Annualized	10 Year Return Annualized	Annualized Return Inception[1]
ADKSX[2]	-6.09%	8.86%	8.68%	22.06%	6.25%	8.59%
IWN[3]	-7.77%	-3.36%	-0.18%	15.07%	5.90%	6.72%
Morningstar Peers[4]	-7.26%	-3.38%	2.50%	17.76%	6.57%	N/A
MSI[5]	-5.93%	-1.07%	2.56%	18.77%	6.63%	N/A
S&P 500[6]	-4.27%	8.25%	9.06%	18.59%	12.50%	N/A

[1]Inception date 4/6/2005

[2]Adirondack Small Cap Fund

[3]The iShares ® Russell 2000 Value ETF (IWN) seeks to track the investment results of an index composed of small-capitalization U.S. equities that exhibit value characteristics.

[4]According to Morningstar

[5]The Morningstar US Small Cap Broad Value Extended Index (MSI) seeks to set forth the performance of the small cap value segment of the equity market in the United States. You cannot invest directly in an index.

[6]The Standard & Poor's 500 Index (S&P 500) is a market value-weighted index of 500 stocks seen as indicators of U.S. equities. You cannot invest directly in an index.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 888-686-2729, or visiting www.adirondackfunds.com.

Important Risk Information

The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. Additionally, value investing is subject to the risk that a company's intrinsic value may never be fully realized by the market.

The Fund's investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company, and it may be obtained by calling 1-888-686-2729, or visiting www.adirondackfunds.com. Read it carefully before investing.

Adirondack Research & Management, Inc.
2390 Western Avenue
Guilderland, NY 12084
www.adirondackfunds.com • 1-518-690-0470

Adirondack
SMALL CAP FUND

Adirondack Small Cap Fund (ADKSX)

Data as of March 31, 2025

Annual Commentary

Dear Fellow Shareholders,

During the Fund's 2025 fiscal year ended March 31, 2025, the Adirondack Small Cap Fund (ADKSX) gained 8.86% versus a 1.07% decline for the Morningstar US Small Cap Broad Value Extended Index (MSI). The S&P 500 index appreciated 8.25% during the same period. As of March 31, 2025, the portfolio held 53 positions, with the top ten holdings representing 33.2% of Fund assets. Annualized turnover at 38.9% was modestly higher as we took profits on a number of holdings that appreciated during the year. The Fund's annualized return for 1 year, 5 year and 10 year was 8.86%, 22.06%, and 6.25%, respectively (within the top 5% of the small cap value peers for 1 and 3 - years and top 16% for 5-years, according to Morningstar).* Performance on a risk adjusted basis stands out as well. According to Morningstar, the Fund's 1, 3 and 5-year standard deviation of returns is lower than both the Fund's peers and the MSI.

We are pleased to report that the Fund which launched on April 6, 2005 has achieved two decades of successful small cap investing. This notable milestone is a testament to our firm's patience, conviction and ability to stay the course even when others expressed differing views. Throughout the years, we have effectively navigated several major market events, garnering essential insights that will continue to guide our investment strategy going forward.

The Fund's stock-picking remained robust, continuing the trend observed since mid-year. Stock picks within Financial, Technology and Energy sectors combined to produce 870 basis points of alpha. In contrast, the Materials sector proved to be an area of weakness, with the Fund's holdings declining 28.5% due to global economic concerns. Interestingly, a steel company (Cleveland Cliffs) poised to benefit most from trade protection was the Funds largest detractor (declining 63.8%; CLF represented 0.20% of the portfolio at 3/31/25). Initially the Fund allocated 12.7% to the Materials sector in anticipation of tailwinds from government stimulus. However, due to recession fears, exposure was reduced to 7.3%, a level more comparable to the MSI.

The leading contributors to performance during FY2025 were Virtu Financial, Kyndryl Holdings, and Antero Resources, all of which remain prominent holdings in the portfolio (VIRT, KD, and AR represented 4.03%, 1.77%, and 3.31% of the portfolio at 3/31/25, respectively). In addition to Cleveland-Cliffs mentioned above, Tronox Holdings PLC was also affected by global recession concerns (TROX represented 0.46% of the portfolio at 3/31/25) as well as Harvard Bioscience Inc. (which experienced a pause in customer orders due to proposed Federal spending cuts). HBIO was exited in March.

The end of March marked the beginning of significant changes. On April 2nd, "Liberation Day" was officially announced. While we had foreseen robust tariff measures targeting critical industries, the breadth of the proposed rates and their extensive coverage affecting nearly all trading partners caught us off guard. Initially both the equity and bond markets reacted adversely to the news but have since recovered their footing after the introduction of a 90-day pause for all partners with the exception of China.

We are navigating a period of swift technological transformation coupled with rebalancing of global trade dynamics and U.S. government austerity measures. The rapidly evolving landscape renders the situation increasingly complex. Our focus remains steadfast on the factors within our control: Stock selection, risk relative to our benchmark (MSI), and margins of safety afforded by the companies and industries in which we invest. Historically, stocks remain attractively priced across various industries within the U.S. small cap space. Although, we acknowledge that some stocks will be more resilient than others. As active investors we find this setup favorable. Investing successfully does not require exceptional intelligence, unique insights or access to inside information; rather it relies on adherence to a disciplined process for making objective decisions and a mindset that prevents emotions from influencing this process.

**Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 888-686-2729, or visiting www.adirondackfunds.com.*

Per the prospectus, the Fund's gross annual operating expense ratio is 1.59% (net 1.48% with fee waiver/expense reimbursement arrangement). The Advisor has contractually agreed to waive fees or reimburse the Fund to the extent necessary to maintain the Fund's total annual operating expenses at 1.48% until August 1, 2025, subject to termination by the Fund on 60 days' written notice.

Adirondack Research & Management, Inc.
2390 Western Avenue
Guilderland, NY 12084
www.adirondackfunds.com • 1-518-690-0470

Adirondack
SMALL CAP FUND

In a notable coincidence, our first correspondence to investors back in 2005 featured a quote from the Chinese proverb "A journey of 1000 miles begins with a single step." Back then, China's economy was a relatively modest $2.3 trillion, whereas the U.S. economy stood at $13 trillion. However, China has since undergone significant growth (emerging as a substantial $19 trillion economic force and the world's second largest economy, rivaling the U.S.). Challenging this behemoth will not be a straightforward endeavor. With that in mind, we would like to conclude with another Chinese proverb, more befitting the current circumstances: "When the nest is turned over, no egg is left unbroken." We wish you well and thank you for joining us on this journey as we seek to protect and grow your nest egg.

Regards,

Matt Reiner, CFA®
Portfolio Manager

Greg Roeder, CFA®
Portfolio Manager

Important Risk Information

The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. Additionally, value investing is subject to the risk that a company's intrinsic value may never be fully realized by the market.

The Fund's investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company, and it may be obtained by calling 1-888-686-2729, or visiting www.adirondackfunds.com. Read it carefully before investing.

The Morningstar US Small Cap Broad Value Extended Index (MSI) seeks to set forth the performance of the small cap value segment of the equity market in the United States. You cannot invest directly in an index. More information about Morningstar Indices can be found at https://indexes.morningstar.com/.

The Standard & Poor's 500 Index (S&P 500) is a market value-weighted index of 500 stocks seen as indicators of U.S. equities. You cannot invest directly in an index.

Adirondack Research & Management, Inc.
2390 Western Avenue
Guilderland, NY 12084
www.adirondackfunds.com • 1-518-690-0470

Adirondack SMALL CAP FUND